                                                                    EXHIBIT 10.2


                         COMMON STOCK PURCHASE AGREEMENT


       This COMMON STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made as of this 13th day of November, 2000 between USinternetworking, Inc., a Delaware corporation (the "COMPANY") and those entities listed on Schedule 1 hereto (each a "PURCHASER" and, collectively, the "PURCHASERS").

                                    RECITALS

              WHEREAS, concurrently with this Agreement the Company is issuing to each Purchaser warrants to acquire its common stock, par value $0.001 per share, (the "COMMON STOCK") in the form attached hereto as Exhibit A (the "WARRANTS"); and

       WHEREAS, in connection with the Warrants, the Company desires to sell to each Purchaser, and each Purchaser desires to purchase from the Company, shares of the Company's Common Stock, $.001 par value per share (the "COMMON STOCK"), on the terms and conditions set forth in this Agreement;

       NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

            AGREEMENT TO PURCHASE AND SELL COMMON STOCK AND WARRANTS

       1.1 AGREEMENT TO PURCHASE AND SELL COMMON STOCK. Upon the terms and subject to the conditions of this Agreement, the Company hereby agrees to sell to the Purchasers, and each Purchaser agrees to purchase from the Company, that number of shares of its Common Stock (the "SHARES") and Warrants to purchase shares of its Common Stock as set forth on Schedule 1 for the aggregate consideration set forth on such Schedule 1.

       1.2 AGREEMENT TO GRANT WARRANTS. Upon the terms and conditions of this Agreement, the Company agrees to grant to the Purchasers, and each Purchaser agrees to accept, the Warrants.

                                    SECTION 2

                     CLOSING DATES; DELIVERY; HSR ACT FILING

       2.1 CLOSING DATES. The closings of the purchase and sale of the Shares hereunder (the "CLOSINGS") shall be held at the offices of Latham & Watkins in Washington, D.C. as follows. As soon as practicable (but no more than five (5) business days) after the satisfaction or waiver of the last to be fulfilled of the conditions set forth in Sections 5 and 6 OTHER THAN the conditions relating to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR ACT") in Sections 5.6 and 6.5 and the conditions relating to the closing of certain investments in Section 5.7(b) (the date of each Closing



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

being hereinafter referred to as a "CLOSING DATE"), the initial Closing shall occur with respect to 25% of the amount of Common Stock and warrants, or ,if less, the maximum amount permitted by the HSR Act as set forth on Schedule 1 as to each Purchaser. As soon as practicable (but no more than five (5) business days) after the satisfaction or waiver of the conditions relating to the HSR Act in Sections 5.6 and 6.5, provided that the remaining conditions in Sections 5 and 6 remain met, the second Closing shall occur with respect to the remaining balance of the amount of Common Stock and warrants set forth on Schedule 1 as to each Purchaser. The exercise price for the Warrants shall be $ 4.08 per share of Common Stock. The Warrants shall be exercisable immediately after the applicable Closing and shall terminate five (5) years thereafter.

       2.2 DELIVERY. At the first Closing, the Company will deliver to the Purchaser a certificate or certificates representing the Shares and Warrants against payment of the aggregate purchase price set forth on Schedule 1 by wire transfer of immediately available funds to an account designated by the Company. At the second Closing, the Company will deliver to the Purchaser a certificate or certificates representing the Shares and Warrants against payment of the aggregate purchase price set forth on Schedule 1 by wire transfer of immediately available funds to an account designated by the Company. In each case, the certificates representing the Shares and the Warrants shall be subject to a legend restricting transfer under the Securities Act of 1933, as amended (the "SECURITIES ACT") and referring to restrictions on transfer herein, such legend to be substantially as follows:

       THE [SECURITY] [SHARES] REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE [SECURITY] [SHARES] REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

       The Company agrees (i) to remove the legend set forth in the preceding paragraph upon receipt of an opinion of Purchaser's counsel that the Shares are eligible for transfer without registration under the Securities Act and (ii) to remove such legend at such time as the Shares are subject to an effective registration statement registering the Shares under the Securities Act.

       2.3 REGISTRATION OBLIGATION. As soon as practicable after the First Closing Date, but in no event later than sixty (60) days thereafter, the Company will prepare and file with the SEC, a registration statement on Form S-3 for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by holders thereof of all of the Shares and the shares of Common Stock issuable upon exercise of the Warrants. The Company shall use its best efforts to cause the registration statement to be declared effective under the Securities Act as promptly as is practicable but in any event within ninety (90) days after the Fist Closing Date, and to keep such registration


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

statement continuously effective under the Securities Act until the earlier of
(i) the sale of all of the securities registered thereby and (ii) the expiration of the holding period applicable to the securities registered thereby held by persons that are not "affiliates" (as defined in Rule 144 of the Securities Act) of the Company under Rule 144(k) under the Securities Act.

       2.4 HSR ACT. The Company and each applicable Purchaser agree to make all necessary filings required by the HSR Act, as amended, and the rules promulgated thereunder (the "HSR ACT") relating to the transactions contemplated by this Agreement as promptly as practicable after the date of this Agreement. The parties will use commercially reasonable efforts to furnish or cause to be furnished, as promptly as practicable, all information and documents requested under such laws and will otherwise cooperate in all reasonable respects with the applicable governmental authorities to obtain all required regulatory approvals in as expeditious a manner as possible. Each party will pay its own fees and expenses related to or assessed in connection with any and all filings by it under the HSR Act.


                                    SECTION 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

       The Company hereby represents and warrants to the Purchasers as follows:

       3.1 ORGANIZATION. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a materially adverse effect on the Company and its subsidiaries, taken as a whole.

       3.2 AUTHORIZATION. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement and the Warrants, the authorization, sale, issuance and delivery of the Shares hereunder and upon exercise of the Warrants, and the performance of the Company's obligations hereunder and under such agreements has been taken. This Agreement and the Warrants constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. Upon their issuance and delivery pursuant to this Agreement, the Shares will be validly issued, fully paid and nonassessable and the Common Stock issued upon exercise of the Warrants will be validly issued, fully paid and nonassessable. The issuance and sale of the Shares will not give rise to any preemptive rights or rights of first refusal on behalf of any person in existence on the date hereof.

       3.3 NO CONFLICT. The execution and delivery of this Agreement and the Warrants do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit


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under any provision of, the Certificate of Incorporation or Bylaws of the
Company or any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets, the effect of which could have a material effect on the Company or its subsidiaries, taken as a whole, or materially impair or restrict the Company's power to perform its obligations as contemplated under such agreement.

       3.4 CAPITALIZATION. (a) The authorized capital stock of the Company consists solely of (i) 450,000,000 shares of the Company's common stock, par value $.001 per share, of which 97,893,179 shares are issued and outstanding as of November 7, 2000 and (ii) 1,000,000 shares of the Company's preferred stock, par value $.001 per share, none of which are issued and outstanding. All of the issued and outstanding shares of the Company Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and are not subject to any preemptive rights.

       (b) Other than the Warrants and as set forth on Schedule 3.4(b) hereto, the Company has not issued or granted any outstanding options, warrants, rights or other securities convertible into or exchangeable or exercisable for shares of the capital stock of the Company, any other commitments or agreements providing for the issuance of additional shares of the capital stock of the Company, the sale of treasury shares, or for the repurchase or redemption of shares of the Company's capital stock, or any obligations arising from canceled stock. There are no agreements of any kind which may obligate the Company to issue, purchase, register for sale, redeem or otherwise acquire any of its securities or interests. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company. There are no outstanding securities of the Company, or contracts binding on the Company relating to such securities, that give to their holders antidilution protections or similar rights. The fact of the issuance of the Shares and the issuance of common shares upon exercise of the Warrants will not give any other holder of Company securities the right to receive as a result of such issuance any additional securities or property or change any material rights enjoyed with respect to such securities.

       (c) There are no voting trusts, stockholder agreements, proxies or other agreements in effect with respect to the voting or transfer of the Shares.

       3.5 SEC DOCUMENTS. The Company has filed all required reports, schedules, forms, statements and other documents with the Securities and Exchange Commission (the "SEC") since January 15, 1999 (the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), as the case may be, and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any SEC Document has been revised or superseded by a later document filed with the SEC and publicly available prior to the date of this Agreement, none of the SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. generally accepted


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

accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operation and cashflows for the periods then ending in accordance with GAAP (subject, in the case of the unaudited statements, to normal year end audit adjustments and the absence of footnotes). Neither the Company nor any of its subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company and its consolidated subsidiaries or in the notes thereto and which can reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

       3.6 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the SEC Documents filed and publicly available prior to the date of this Agreement, since the date of the most recent audited financial statements included in the filed SEC Documents, Company has conducted its business only in the ordinary course, and there has not been (i) any declaration, setting aside, or payment of any dividend or distribution (whether in cash, stock or property) with respect to any of the Company's capital stock, (ii) any split, combination or reclassification of any of its capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (iii) any damage, destruction or loss, whether or not covered by insurance, that has or is likely to have a material adverse effect on the Company and its subsidiaries taken as a whole, or (iv) any change in accounting methods, principles or practices by the Company materially affecting its assets, liabilities, or business, except insofar as may have been required by a change in GAAP.

       3.7 GOVERNMENTAL AND LIKE CONSENTS. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares or the shares issuable under the Warrant, or the consummation of any other transaction contemplated hereby, except such filings as may be required to be made with the SEC, the National Association of Securities Dealers, Inc. or under applicable state securities laws and the HSR Act.

       3.8 LITIGATION. There is no suit, action, or proceeding pending or affecting the Company or any of its subsidiaries that, individually or in the aggregate, could (i) have a material adverse effect on the Company and its subsidiaries taken as a whole, (ii) impair the ability of the Company to perform its obligations under this Agreement, the Alliance Agreement, and the Warrants, or (iii) prevent the consummation of any of the transactions contemplated by said agreements, nor is there any judgment, decree, injunction, rule or order of any governmental entity or arbitrator outstanding against the Company or any of its subsidiaries having, or which, insofar as reasonably can be foreseen in the future have, any such effect.

       3.9 DISCLOSURE. The Company has, to the best of its knowledge, fully responded to all requests for information, and the Company has accurately answered all questions from the Purchaser concerning the condition of the Company, and has not knowingly withheld any facts relating to such requests and questions which it reasonably believes to be material with respect to its condition. No information in this Agreement or in any Exhibit or Schedule attached to this Agreement contains or will contain any untrue statement of a material fact or, when considered together with all such information delivered to the Purchaser, omits to state any material fact.


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

The disclosures made in writing by the Company in connection with this Agreement, when read in the light of the circumstances when made and taken as a whole, did not when made contain any untrue statement of a material fact.


                                    SECTION 4

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

       Each Purchaser hereby, severally and not jointly, represents and warrants to the Company as follows:

       4.1 ORGANIZATION. The Purchaser is either an individual or a corporation, partnership or limited liability company duly organized and validly existing under the laws of its state of formation, with all requisite power and authority to own, lease and operate its properties and to conduct its business as presently conducted.

       4.2 AUTHORITY. All corporate, partnership or other action on the part of the Purchaser necessary for the authorization, execution, delivery and performance of this Agreement by the Purchaser has been taken. This Agreement has been duly executed and delivered by the Purchaser and constitute legal, valid and binding obligations of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The execution and delivery of such agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of any obligation under any provision of the constituent documents of the Purchaser or any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Purchaser. Furthermore, each Purchaser and its partner, officer or other principal, if any, which come under the auspices of Section 16(b) of the Securities and Exchange Act of 1934 have not sold equity securities of the Company for six (6) months prior to the date of this Agreement.

       4.3 INVESTMENT. The Purchaser is acquiring the Shares and the Warrants, and, upon exercise of the Warrants, will acquire the shares of Common Stock issuable upon such exercise for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Purchaser understands that the Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants, have not been registered under the Securities Act and are issued by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations and warranties contained herein. Purchaser has no present intent to acquire securities of the Company other than as contemplated by this Agreement.

       4.4 DISCLOSURE OF INFORMATION. The Purchaser has had full access to all information it considers necessary or appropriate to make an informed investment decision with respect to the Shares and the Warrants to be purchased by the Purchaser under this Agreement. The Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the terms and


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

conditions of the offering of the Shares and to obtain additional information necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

       4.5 INVESTMENT EXPERIENCE. The Purchaser understands that the purchase of the Shares involves substantial risk. The Purchaser has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Shares and protecting its own interests in connection with this investment.

       4.6 ACCREDITED INVESTOR STATUS. The Purchaser is an "ACCREDITED INVESTOR" within the meaning of Regulation D promulgated under the Securities Act.

       4.7 RESTRICTED SECURITIES. The Purchaser understands that although the Company is undertaking to file a registration statement covering the Shares and the Common Stock to be issued upon exercise of the Warrants, such registration statement will not be effective as of the Closings. Accordingly, the Warrants, the Shares, and the Common Stock are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

                                    SECTION 5

                   CONDITIONS TO OBLIGATION OF THE PURCHASERS

       Except as set forth in Section 2.1, each Purchaser's obligation to purchase the Shares at each Closing is, at the option of such Purchaser, which may waive any such conditions, subject to the fulfillment on or prior to each Closing Date of the following conditions:

       5.1 REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company contained in Section 3 will be true and correct on and as of the date hereof and on and as of the applicable Closing Date with the same effect as though such representations and warranties had been made as of such Closing Date. The Purchaser shall have received a certificate signed by a duly authorized officer of Company to such effect on each Closing Date.

       5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to each Closing Date shall have been performed or complied with in all material respects. The Purchaser shall have received a certificate signed by a duly authorized officer of Company to such effect on each Closing Date.

       5.3 NO ORDER PENDING. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

       5.4 NO LAW PROHIBITING OR RESTRICTING SALE OF THE SHARES. There shall not be in effect any law, rule or regulation prohibiting or restricting the sale of the Shares or the Warrants, or requiring any consent or approval of any Person which shall not have been obtained to issue the Shares with full benefits afforded the Common Stock.

       5.5 WARRANTS. The Company shall have executed and delivered the Warrants in the form attached hereto as Exhibit A, and the Company shall have taken no action to invalidate or terminate the Warrants.

       5.6 CONSENTS. All third-party consents, approvals, assignments, waivers, authorizations or other certificates, including any approval required under the HSR Act, required for the execution of the Agreement and the transactions contemplated hereby or reasonably deemed necessary by Purchaser's legal counsel in form and substance reasonably satisfactory to the Purchaser shall have been obtained.

       5.7 INVESTMENTS. (a) With respect to the initial Closing only, the Company shall have sold to Microsoft Corporation Common Stock pursuant to the terms and conditions of the Common Stock Purchase Agreement between the Company amd the Microsoft Corporation dated November 13, 2000 (without amendment or waiver by the Company) for an aggregate purchase price of at least $12.5 million.

       (b) With respect to the subsequent closing only, the Company shall have sold to Microsoft Corporation Common Stock for an aggregate purchase price of $37.5 million.


                                    SECTION 6

                     CONDITIONS TO OBLIGATION OF THE COMPANY

       The Company's obligation to sell and issue the Shares and issue the Warrants at the Closing is, at the option of the Company, which may waive any such conditions, subject to the fulfillment on or prior to each Closing Date of the following conditions:

       6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers contained in Section 4 will be true and correct on and as of the date hereof and on and as of each Closing Date with the same effect as though such representations and warranties had been made as of the applicable Closing Date. The Company shall have received a certificate signed by a duly authorized officer of the Purchaser to such effect on each Closing Date.

       6.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to each Closing Date shall have been performed or complied with in all material respects.

       6.3 NO ORDER PENDING. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

       6.4 NO LAW PROHIBITING OR RESTRICTING THE SALE OF THE SHARES. There shall not be in effect any law, rule or regulation prohibiting or restricting the sale of the Shares or the Warrants, or requiring any consent or approval of any Person which shall not have been obtained to issue the Shares with full benefits afforded the Common Stock.

       6.5 CONSENTS. All third-party consents, approvals, assignments, waivers, authorizations or other certificates, including any approval required under the HSR Act, required for the execution of the Agreement and the transactions contemplated hereby shall have been obtained.

                                    SECTION 7

                                 MISCELLANEOUS

       7.1 REASONABLE EFFORTS. Each of the Company and the Purchaser shall use its reasonable good faith efforts to take all actions required under any law, rule or regulation adopted subsequent to the date hereto to ensure that the conditions to each Closing set forth herein are satisfied on or before each such Closing Date.

       7.2 LAW GOVERNING. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware (not including the choice of law rules thereof) regardless of the jurisdiction of creation or domicile of the Company or its successors. The exclusive jurisdiction for all actions and proceedings arising out of or relating to this Agreement which are not subject to arbitration pursuant to Section 7.12 shall be in any Delaware state or federal court thereof.

       7.3 SURVIVAL. The representations and warranties in Sections 3 and 4 of this Agreement shall survive the Closing.

       7.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

       7.5 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered or referred to in this Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties relating to the subject matter hereof. Neither this Agreement nor any term of such other documents delivered pursuant to this Agreement may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

       7.6 NOTICES. All notices, requests, demands or other communications which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given: (i) on the date of delivery if personally delivered by hand, (ii) upon the third day after such notice is (a) deposited in the United States mail, if mailed by registered or certified mail, postage prepaid, return receipt requested, or (b) sent by a nationally recognized overnight express courier, or (iii) by facsimile upon written confirmation (other than the automatic confirmation that is received from the recipient's facsimile machine) of receipt by the recipient of such notice:

              (a)    if to the Company, to it at:

                     USinternetworking, Inc.
                     One USi Plaza
                     Annapolis, MD  21401-7478
                     Attention: General Counsel
                     Telecopy No.: (410) 263-8645

                     with a copy to:

                     Latham & Watkins
                     1001 Pennsylvania Avenue, N.W.
                     Suite 1300
                     Washington, DC  20004
                     Attention: John D.Watson, Jr., Esq.
                     Telecopy No.: (202) 637-2201

              (b) if to each of the Purchasers, to it at its address appearing on Schedule 1 with a copy to:

                     Gerald Greenberg, Esquire

                     Taft, Stettinius & Hollister, LLP
                     1800 First Star Tower
                     425 Walnut Street
                     Cincinnati, OH 45202



       7.9    BROKERS.

              (a) Other than Credit Suisse First Boston Corporation, the Company has not engaged, consented to, or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Company hereby agrees to indemnify and hold harmless the Purchaser from and against all fees, commissions or other payments owing to any party acting on behalf of the Company hereunder.

              (b) The Purchasers have not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Purchasers hereby agree to indemnify and hold the Company harmless from and against all fees, commissions or other payments owing to any party acting on behalf of the Purchasers hereunder.

       7.10 FEES, COSTS AND EXPENSES. All fees, costs and expenses (including attorneys' fees and expenses) incurred by either party hereto in connection with the preparation, negotiation and execution of this Agreement and the Warrants, and the consummation of the transactions contemplated hereby, shall be the sole and exclusive responsibility of such party, provided, however, that the Company shall reimburse the Purchasers for the reasonable fees of one attorney representing the Purchasers (excluding the executive officers of the Company, GECC and Aether Systems, Inc. all of whom shall have separate counsel not provided by, or paid for the Company).

       7.11 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement or the Warrants (or any such agreement in it entirety) is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restriction of this Agreement (or such other agreements) shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

       7.12 FURTHER ASSURANCES. The parties will from time to time subsequent to each Closing, at the respective parties' request and without further consideration, execute and deliver such other documents and instruments, as such requesting party may reasonably request in order to more fully carry out the intentions of the parties under this Agreement and under the documents contemplated by this Agreement (including, without limitation, the Warrants).

       7.14 ARBITRATION. In the event a dispute occurs with respect to any claim, dispute or other matter arising out of or relating to this Agreement, the parties hereto will promptly attempt to settle such dispute through consultation and negotiation in good faith and in a spirit of mutual cooperation. If agreement is reached concerning the resolution of such dispute, then such agreement shall be final, conclusive and binding on the parties hereto. If, on or before the tenth day after written notice of such dispute is given by one party to the other parties, such dispute has not been resolved by the agreement of all the parties, such dispute shall be settled by an expedited arbitration proceeding conducted in accordance with the then-current CPR Non-Administered Arbitration Rules and the Federal Rules of Evidence in Washington, D.C. by a panel of three (3) arbitrators who shall have experience relating to the dispute or matter to be resolved. Each of the Company and the holder shall select an arbitrator, and those two (2) arbitrators shall select a third arbitrator. The parties hereto shall provide such arbitrators with such information as may be reasonably requested in connection with the arbitration of such dispute and shall otherwise cooperate with each other and such arbitrators in good faith and with the goal of resolving such dispute as promptly as reasonably practicable. The arbitrators' decision and award with respect to the dispute referred to shall be final and binding on the parties hereto and may be entered in any court with jurisdiction, and the parties hereto shall abide by such decision and award. The cost of the arbitration proceeding and any proceeding in court to confirm or to vacate any arbitration award, as applicable (including, without limitation, attorneys' fees and costs), shall be borne by the unsuccessful party (if any) and shall be awarded as part of the arbitrators' award; provided however, that if the arbitrators do not find one party to be unsuccessful then the cost of the arbitral proceeding shall be paid equally by the parties hereto.



           [the remainder of this page has been intentionally omitted]

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                       USINTERNETWORKING, INC.


                                            By: /s/ ANDREW A. STERN
                                               -----------------------------

                                            Name: ANDREW A. STERN
                                            Title:      CEO


                                       [PURCHASERS]  VENROCK ASSOCIATES II, L.P.


                                            By: /s/ MICHAEL C. BROOKS
                                               -----------------------------
                                            Name:  MICHAEL C. BROOKS
                                                 ---------------------------
                                            Title: GENERAL PARTNER
                                                  --------------------------

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                       USINTERNETWORKING, INC.


                                            By: /s/ ANDREW A. STERN
                                               -----------------------------

                                            Name: ANDREW A. STERN
                                            Title:      CEO


                                       [PURCHASERS]  VENROCK ASSOCIATES


                                            By: /s/ MICHAEL C. BROOKS
                                               -----------------------------
                                            Name:  MICHAEL C. BROOKS
                                                 ---------------------------
                                            Title: GENERAL PARTNER
                                                  --------------------------

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                       USINTERNETWORKING, INC.


                                            By: /s/ ANDREW A. STERN
                                               -----------------------------

                                            Name: ANDREW A. STERN
                                            Title:      CEO


                                       [PURCHASERS]


                                            By: /s/ W. AUGUST HILLENBRAND
                                               -----------------------------
                                            Name:  W. AUGUST HILLENBRAND
                                                 ---------------------------
                                            Title:
                                                  --------------------------

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                       USINTERNETWORKING, INC.


                                            By: /s/ ANDREW A. STERN
                                               ---------------------------------

                                            Name: ANDREW A. STERN
                                            Title:      CEO


                                       GROTECH PARTNERS V, L.P.


                                            By:   Grotech Capital Group V, LLC
                                                  Its general partner

                                            Name: /s/ FRANK A. ADAMS
                                                 -------------------------------
                                                 FRANK A. ADAMS, President & CEO

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                       USINTERNETWORKING, INC.


                                            By: /s/ ANDREW A. STERN
                                               ---------------------------------

                                            Name: ANDREW A. STERN
                                            Title:      CEO


                                       GROTECH V MARYLAND FUND, L.P.


                                            By:   Grotech Capital Group V, LLC
                                                  Its general partner

                                            Name: /s/ FRANK A. ADAMS
                                                 -------------------------------
                                                 FRANK A. ADAMS, President & CEO

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                       USINTERNETWORKING, INC.


                                            By: /s/ ANDREW A. STERN
                                               ---------------------------------

                                            Name: ANDREW A. STERN
                                            Title:      CEO


                                       GROTECH PARTNERS VI, L.P.


                                            By:   Grotech Capital Group VI, LLC
                                                  Its general partner

                                            Name: /s/ FRANK A. ADAMS
                                                 -------------------------------
                                                 FRANK A. ADAMS, President & CEO

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                       USINTERNETWORKING, INC.


                                            By: /s/ ANDREW A. STERN
                                               -----------------------------

                                            Name: ANDREW A. STERN
                                            Title:      CEO


                                       [PURCHASERS]  ENSIGN PEAK ADVISORS, INC.


                                            By: /s/ ROGER G. CLARKE
                                               -----------------------------
                                            Name:  ROGER G. CLARKE
                                                 ---------------------------
                                            Title: 11/13/00
                                                  --------------------------

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                     USINTERNETWORKING, INC.


                                          By: /s/ ANDREW A. STERN
                                             -----------------------------

                                          Name: ANDREW A. STERN
                                          Title:      CEO


                                     BLUE CHIP CAPITAL FUND III, L.P.
                                     --------------------------------


                                          By: /s/ JOHN H. WYANT
                                             -----------------------------

                                          Name:  JOHN H. WYANT
                                          Title: MANAGING DIRECTOR
                                                 BLUE CHIP VENTURE COMPANY, LTD.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                       USINTERNETWORKING, INC.


                                            By: /s/ STEPHEN E. McMANUS
                                               -----------------------------

                                            Name:  STEPHEN E. McMANUS
                                            Title: DIRECTOR


                                       [PURCHASERS]


                                            By: /s/ ANDREW A. STERN
                                               -----------------------------
                                            Name:  ANDREW A. STERN
                                                 ---------------------------
                                            Title:
                                                  --------------------------

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                       USINTERNETWORKING, INC.


                                            By: /s/ ANDREW A. STERN
                                               ---------------------------------

                                            Name: ANDREW A. STERN
                                            Title:      CEO


                                       [PURCHASERS]  AETHER SYSTEMS, INC.


                                            By: /s/ DAVID C. REYMANN
                                               -----------------------------
                                            Name:  DAVID C. REYMANN
                                                 ---------------------------
                                            Title: CHIEF FINANCIAL OFFICER
                                                  --------------------------

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                       USINTERNETWORKING, INC.


                                            By: /s/ ANDREW A. STERN
                                               ---------------------------------

                                            Name: ANDREW A. STERN
                                            Title:      CEO


                                       [PURCHASERS]  AETHER SYSTEMS, INC.


                                            By: /s/ BENJAMIN DIESBACH
                                               -----------------------------
                                            Name:  Benjamin Diesbach
                                                 ---------------------------
                                            Title: Director
                                                  --------------------------

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                       USINTERNETWORKING, INC.


                                            By: /s/ ANDREW A. STERN
                                               ---------------------------------

                                            Name: ANDREW A. STERN
                                            Title:      CEO


                                       [PURCHASERS]
                                            Stein Partners LLP

                                            By: /s/ STEVEN N. STEIN
                                               -----------------------------
                                            Name:  Steven N. Stein
                                                 ---------------------------
                                            Title: General Partner
                                                  --------------------------

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                       USINTERNETWORKING, INC.


                                            By: /s/ ANDREW A. STERN
                                               ---------------------------------

                                            Name: ANDREW A. STERN
                                            Title:      CEO


                                       [PURCHASERS]

                                            By: /s/ STEPHEN E. KAUFMANN
                                               -----------------------------
                                            Name:  Stephen E. Kaufmann
                                                 ---------------------------
                                            Title: Individual
                                                  --------------------------

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                       USINTERNETWORKING, INC.


                                            By: /s/ ANDREW A. STERN
                                               ---------------------------------

                                            Name: ANDREW A. STERN
                                            Title:      CEO


                                       CFE, Inc.

                                            By: /s/ KENNETH M. GACEVICH
                                               -----------------------------
                                            Name:  KENNETH M. GACEVICH
                                                 ---------------------------
                                            Title: DULY AUTHORIZED SIGNATORY
                                                  --------------------------

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                       USINTERNETWORKING, INC.


                                            By: /s/ ANDREW A. STERN
                                               ---------------------------------

                                            Name: ANDREW A. STERN
                                            Title:      CEO


                                       [PURCHASERS]
                                                PITA MANAGEMENT LLC
                                            By:    [SIG]
                                               -----------------------------
                                            Name:  ALBERT E. HEEKIN, III
                                                 ---------------------------
                                            Title: MANAGER
                                                  --------------------------

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                            USINTERNETWORKING, INC.


                                 By: /s/ ANDREW A. STERN
                                    ---------------------------------

                                 Name: ANDREW A. STERN
                                 Title:      CEO


                            [PURCHASERS]

                                 By:    [SIG]
                                    -----------------------------
                                 Name:  CHRISTOPHER L. FISTER
                                      ---------------------------
                                 Title: Secretary for Rohem H. Canellini Holding
                                       --------------------------
                                        Company INC. Sole General Partner
                                        of Canellini Management Company

                                   SCHEDULE I

                                           Initial Closing  Initial Closing  Initial Closing   Initial Closing    Subsequent Closing
       Name and Address                        Shares           Warrants      Purchase Price    Consideration          Shares
------------------------------------------------------------------------------------------------------------------------------------
Grotech Partners V LP                         1,012,941         354,529         $     3.40     $ 3,444,000.00          3,038,824
Grotech V Maryland Fund LP                       16,471           5,765         $     3.40     $    56,000.00             49,412
Grotech Partners VI LP *                      1,029,412         360,294         $     3.40     $ 3,500,000.00          3,088,235
Ensign Peak Advisors, Inc.                      220,588          77,206         $     3.40     $   750,000.00            661,765
Blue Chip Capital Fund III                      735,294         257,353         $     3.40     $ 2,500,000.00          2,205,882
Aether Systems, Inc.                            735,294         257,353         $     3.40     $ 2,500,000.00          2,205,882
Castellini Management                           367,647         128,676         $     3.40     $ 1,250,000.00          1,102,941
CFE, Inc. (wholly owned sub of GE Capital)      367,647         128,676         $     3.40     $ 1,250,000.00          1,102,941
Pita Management                                 220,588          77,206         $     3.40     $   750,000.00            661,765
McCleary Capital Group LLC                      147,059          51,471         $     3.40     $   500,000.00            441,176
Benjamin Diesbach                                14,706           5,147         $     3.40     $    50,000.00             44,118
Stein Partners, LLP                              88,235          30,882         $     3.40     $   300,000.00            264,706
Andrew A. Stern                                  73,529          25,735         $     3.40     $   250,000.00            220,588
W. August Hillenbrand                            73,529          25,735         $     3.40     $   250,000.00            220,588
Stephen E. Kaufmann                               7,353           2,574         $     3.40     $    25,000.00             22,059
Venrock Associates                               95,549          33,442         $     3.40     $   324,866.60            286,647
Venrock Associates II, LP                       125,039          43,764         $     3.40     $   425,133.45            375,118
Microsoft, Inc.                               3,676,471       1,286,765         $     3.40     $12,500,000.00         11,029,412
                                            ----------------------------                      --------------------------------------

Total                                         9,007,352       3,152,573                        $30,625,000.05         27,022,059
                                            ============================                      ======================================


                                           Subsequent Closing    Subsequent Closing    Subsequent Closing
       Name and Address                        Warrants           Purchase Price        Consideration            Total
---------------------------------------------------------------------------------------------------------------------------
Grotech Partners V LP                          1,063,588          $      3.40             $  10,332,000       $ 13,776,000
Grotech V Maryland Fund LP                        17,294          $      3.40             $     168,000       $    224,000
Grotech Partners VI LP *                       1,080,882          $      3.40             $  10,500,000       $ 14,000,000
Ensign Peak Advisors, Inc.                       231,618          $      3.40             $   2,250,000       $  3,000,000
Blue Chip Capital Fund III                       772,059          $      3.40             $   7,500,000       $ 10,000,000
Aether Systems, Inc.                             772,059          $      3.40             $   7,500,000       $ 10,000,000
Castellini Management                            386,029          $      3.40             $   3,750,000       $  5,000,000
CFE, Inc. (wholly owned sub of GE Capital)       386,029          $      3.40             $   3,750,000       $  5,000,000
Pita Management                                  231,618          $      3.40             $   2,250,000       $  3,000,000
McCleary Capital Group LLC                       154,412          $      3.40             $   1,500,000       $  2,000,000
Benjamin Diesbach                                 15,441          $      3.40             $     150,000       $    200,000
Stein Partners, LLP                               92,647          $      3.40             $     900,000       $  1,200,000
Andrew A. Stern                                   77,206          $      3.40             $     750,000       $  1,000,000
W. August Hillenbrand                             77,206          $      3.40             $     750,000       $  1,000,000
Stephen E. Kaufmann                                7,721          $      3.40             $      75,000       $    100,000
Venrock Associates                               100,326          $      3.40             $  974,599.80       $  1,299,466
Venrock Associates II, LP                        131,291          $      3.40             $1,275,400.35       $  1,700,534
Microsoft, Inc.                                3,860,294          $      3.40             $  37,500,000       $ 50,000,000
                                           --------------                                ----------------------------------

Total                                          9,457,720                                   $ 91,875,000       $122,500,000
                                           ==============                                ==================================



       Name and Address                    Total Shares   Total Warrants
------------------------------------------------------------------------
Grotech Partners V LP                         4,051,765      1,418,117
Grotech V Maryland Fund LP                       65,883         23,059
Grotech Partners VI LP *                      4,117,647      1,441,176
Ensign Peak Advisors, Inc.                      882,353        308,824
Blue Chip Capital Fund III                    2,941,176      1,029,412
Aether Systems, Inc.                          2,941,176      1,029,412
Castellini Management                         1,470,588        514,705
CFE, Inc. (wholly owned sub of GE Capital)    1,470,588        514,705
Pita Management                                 882,353        308,824
McCleary Capital Group LLC                      588,235        205,883
Benjamin Diesbach                                58,824         20,588
Stein Partners, LLP                             352,941        123,529
Andrew A. Stern                                 294,117        102,941
W. August Hillenbrand                           294,117        102,941
Stephen E. Kaufmann                              29,412         10,295
Venrock Associates                              382,196        133,768
Venrock Associates II, LP                       500,157        175,055
Microsoft, Inc.                              14,705,883      5,147,059
                                           ----------------------------

Total                                        36,029,411     12,610,293
                                           ============================

*  Initial funding for Grotech VI will be made no later than November 21,2000


CONFIDENTIAL

                         SCHEDULE OF OMITTED DOCUMENTS


1. Common Stock Purchase Agreement, dated November 13, 2000 by and between the Company and Microsoft Corporation (the "Purchase Agreement"). The Purchase Agreement is substantially identical in all material respects to the Common Stock Purchase Agreement between the Company and the Purchasers listed in
Schedule I thereto, filed as Exhibit 10.2 (the "Representative Purchase Agreement"). The Purchase Agreement differs from the Representative Purchase Agreement as follows: (i) Microsoft is purchasing 14,705,882 shares of common stock and warrants to purchase 5,147,059 shares of common stock pursuant to the Purchase Agreement, and (ii) the completion of the offering to Microsoft is conditioned upon successful completion of the offerings described in the Representative Purchase Agreement.